                                                                   EXHIBIT 10.75

                              CONTINUING GUARANTY

               1. FOR VALUE RECEIVED, and in consideration of any loans or other financial accommodations heretofore or hereafter made or granted to Intellisys Group, Inc., a Delaware corporation ("Intellisys"), B. Higginbotham Enterprises, Inc., a Texas corporation, or Proline Industries, Inc., a Washington corporation (collectively, the "Companies") by Fleet Business Credit Corporation (formerly known as Sanwa Business Credit Corporation and together with its successors and assigns, "Lender"), each of the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (i) all obligations of the Companies to Lender to repay advances made by Lender pursuant to the Overadvance Facility (as such term is defined in the Fifth Amendment dated as of March 31, 1999 to the Loan and Security Agreement, originally dated as of September 3, 1998, by and between the Companies and Lender, as amended (collectively "Loan Agreement")) now or hereafter existing or due or to become due in an amount of up to Five Million Dollars ($5,000,000) (the "Overadvances") plus (ii) all interest payable on the Overadvance(s) (the "Overadvance Interest") and (iii) all expenses (including attorneys' and paralegals' fees and expenses) paid or incurred by Lender in enforcing this Guaranty (the "Enforcement Expenses"). The Overadvances, the Overadvance Interest and the Enforcement Expenses are collectively referred to herein as the "Obligations"). All present and future obligations and indebtedness owing by the Companies to Lender under or pursuant to the Loan Agreement including the Overadvance Facility are referred to herein as the "Liabilities. " In the event of any default by any Company in making payment of any of the Liabilities, each of the undersigned agrees, on demand by Lender, to pay all of the Obligations as are then or may thereafter become due and owing under the terms of the Loan Agreement. The undersigned acknowledge and agree that in the event of a default under the Loan Agreement, any payments made or applied against the Liabilities, other than payments by the undersigned on the Obligations, shall first be applied to payment of the Liabilities not constituting the Overadvance Facility and then to the Overadvance Facility.

               2. Each of the undersigned agrees that, in the event of the dissolution or insolvency of any of the Companies or the undersigned or the inability of any of the Companies or the undersigned to pay their respective debts as they mature, or an assignment by any of the Companies or the undersigned for the benefit of creditors, or the institution of any proceeding by or against any of the Companies or the undersigned alleging that any of the Companies or the undersigned is insolvent or unable to pay their respective debts as they mature, the undersigned will pay to Lender forthwith the full amount which would be payable hereunder by the undersigned if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities or the Obligations are due and payable.

               3. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution or insolvency of any of the undersigned or that at any time or from time to time all of the Overadvances may have been paid), until all of the Obligations (including any extensions or renewals thereof) shall have been fully and finally paid. Notwithstanding the foregoing, this Guaranty shall terminate upon occurrence of the earlier of (i) the termination of the Overadvance Facility and the payment in full to Lender by the undersigned of all of the Obligations, (ii) the payment in full of the Obligations during the 90 day period following the date hereof with the proceeds from (x) Intellisys' initial underwritten public offering of common stock or (y) a private placement of shares of capital stock by Intellisys that results in net cash proceeds (after deduction of fees and commissions) to Intellisys of at least $15,000,000 or (iii) July 15, 1999 on which date all outstanding Obligations shall be paid in full by the undersigned. Upon any termination of this Guaranty, the Overadvance Facility shall automatically terminate.

               4. Each of the undersigned further agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any of the Companies), the Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to the Obligations, all as though such application had not been made by Lender.

               5. Lender may, from time to time, whether before or after any discontinuance of this Guaranty, in its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, including any other guarantors in addition to the undersigned, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities; provided that any extension of the terms of this Guaranty beyond the termination dates provided in paragraph 3(ii) or (iii) above shall not be made without the undersigneds' prior written consent; (d) release, waive or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities; (e) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property now or hereafter securing any of the Liabilities, or, subject to subsection 5(c) above, extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any property; and (f) resort to the undersigned for payment of any of the Obligations, whether or not Lender shall have resorted to any property securing any of the Liabilities or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

               6. Notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall have no right of subrogation, reimbursement, exoneration, indemnity, contribution or any other rights that would result in any of the undersigned being deemed a creditor, under the Federal Bankruptcy Code or any other law or for any other purpose, of any of the Companies or any other person directly or contingently liable for the obligations guaranteed hereunder and each of the undersigned hereby irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy

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

which Lender now or may hereafter have against any of the Companies and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Lender, whether any of the foregoing rights arise in equity, at law or by contract. Each of the undersigned further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under any of the documents evidencing the Liabilities and the exercise of any of its rights or remedies shall not constitute a discharge of the undersigned's obligations hereunder, it being the purpose and intent of each of the undersigned that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever.

               7. Each of the undersigned hereby expressly waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever; (d) any defense, right of set-off or other claim which the undersigned may have against any of the Companies or which the undersigned or any of the Companies may have against Lender; (e) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; (f) any requirement of Lender to marshal; and (g) any failure by Lender to inform the undersigned of any facts Lender may now or hereafter know about any of the Companies and the Liabilities, it being understood and agreed that Lender has no duty so to inform and that each of the undersigned is fully responsible for being and remaining informed by any of the Companies of all circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

               8. Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of -the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Lender; provided, however, that, unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of Lender, as to those of the Liabilities which Lender has not assigned or transferred; and provided further that notwithstanding any such transfer or assignment, the undersigneds' obligations hereunder shall be limited to the payment of the Obligations.

               9. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered by Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of the undersigned under this Guaranty.

               10. This Guaranty shall be continuing and shall not be discharged, impaired or affected by (a) the power or authority or lack thereof of any of the Companies to incur the Liabilities; (b) the validity or invalidity of the documents evidencing the Liabilities or securing the same; (c) any claims or defenses whatsoever that any of the Companies or anyone else may or might have to the payment or performance of the Liabilities; (d) the existence or non-existence of any of the Companies as a legal entity; (e) the transfer by any of the Companies of all or any part of the collateral described in the documents securing the Liabilities; or (f) any right of offset, counterclaim or defense (other than payment in full and performance in full of all of the Liabilities in accordance with the terms of the documents evidencing and securing the Liabilities) that each of the undersigned may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by each of the undersigned to the extent permitted by law.

               11. This Guaranty shall be binding upon each of the undersigned and upon its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. All references herein to the Company and each of the undersigned, respectively, shall be deemed to include their respective successors and assigns, whether immediate or remote. If more than one party shall execute this Guaranty, the term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder. All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered, sent by telecopier or sent by United States mail, with first class postage prepaid, addressed, if to the undersigned at its address stated below or at such other address as the undersigned hereafter notify Lender as herein provided and, if to Lender at Fleet Business Credit Corporation, 15260 Ventura Blvd., Suite 400, Sherman Oaks, California 91403 Attn: Loan Administration Manager, telecopier number (818) 382-4297 or at such other address as Lender hereafter notifies the undersigned as herein provided. Notices shall be deemed received on the earlier of (i) the date when sent if sent by telecopier, provided that such telecopied notice shall be confirmed by also sending such notice by U.S. mail within 48 hours; (ii) if given by U.S. mail the earlier of receipt or the third calendar day after deposit in the U.S. mail, or
(iii) the date of actual delivery, if personally delivered.

               This Guaranty has been delivered for acceptance by Lender in Los Angeles, California and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of California. Each of the undersigned hereby (i) irrevocably submits to the jurisdiction of any state or federal court located in Los Angeles County, California, over any action or proceeding to enforce or defend any matter arising from or related to this Guaranty; (ii) irrevocably waives, to the fullest extent the undersigned may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) agrees not to institute any legal action or proceeding against Lender or any of Lender's directors, officers, employees, agents or property, concerning any matter arising out of or relating to this Guaranty in any court other than one located in Los Angeles County, California. Nothing in this paragraph shall affect or impair Lender's right to serve legal process in any manner permitted by law or Lender's right to bring any action or proceeding against any of the undersigned or its property in the courts of any other jurisdiction. Wherever possible each provision of this Guaranty shall be interpreted as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          THE UNDERSIGNED AND LENDER EACH EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED AND LENDER OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED AND LENDER EACH AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THIS GUARANTY OR A COUNTERPART OR COPY OF THIS GUARANTY MAY BE FILED

WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

March 31, 1999.

"Guarantor"                                      "Guarantor"
WESTON PRESIDIO CAPITAL III, L.P.                WPC ENTREPRENEUR FUND, LP
By:  Weston Presidio Capital Management III,     By:  Weston Presidio Capital Management III,
 LLC, its General Partner                        LLC, its General Partner


By: /s/ Philip Halperin                          By: /s/ Philip Halperin
   -------------------------------------------      --------------------------------------------
Title:  General Partner                          Title:  General Partner
      ----------------------------------------         -----------------------------------------
Guarantor address:                               Guarantor address:

   343 Sansome St., #1210                            343 Sansome St., #1210
----------------------------------------------   -----------------------------------------------
   San Francisco, CA  94104                          San Francisco, CA  94104
----------------------------------------------   -----------------------------------------------

----------------------------------------------   -----------------------------------------------

Attention:   Philip Halperin                     Attention:    Philip Halperin
          ------------------------------------             -------------------------------------
Phone:       415-398-0770                        Phone:        415-398-0770
      ----------------------------------------         -----------------------------------------
Telecopier:  415-398-0990                        Telecopier:   415-398-0990
           -----------------------------------              ------------------------------------

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